UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2020

Citigroup Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

388 Greenwich Street, New York, New York (Address of principal executive offices)		10013 (Zip Code)

(212) 559-1000

(Registrant's telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934 formatted in Inline XBRL:

Title of each class	Ticker Symbol(s)	Title for iXBRL	Name of each exchange on which registered

Common Stock, par value $.01 per share	C	Common Stock, par value $.01 per share	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 7.125% Fixed/Floating Rate Noncumulative Preferred Stock, Series J	C Pr J	Dep Shs, represent 1/1,000th interest in a share of 7.125% Fix/Float Rate Noncum Pref Stk, Ser J	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.875% Fixed/Floating Rate Noncumulative Preferred Stock, Series K	C Pr K	Dep Shs, represent 1/1,000th interest in a share of 6.875% Fix/Float Rate Noncum Pref Stk, Ser K	New York Stock Exchange
Depositary Shares, each representing 1/1,000th interest in a share of 6.300% Noncumulative Preferred Stock, Series S	C Pr S	Depositary Shares, represent 1/1,000th interest in a share of 6.300% Noncum Pref Stock, Ser S	New York Stock Exchange
7.625% Trust Preferred Securities of Citigroup Capital III (and registrant’s guaranty with respect thereto)	C/36Y	7.625% TRUPs of Cap III (and registrant’s guaranty)	New York Stock Exchange
7.875% Fixed Rate / Floating Rate Trust Preferred Securities (TruPS®) of Citigroup Capital XIII (and registrant’s guaranty with respect thereto)	C N	7.875% FXD / FRN TruPS of Cap XIII (and registrant’s guaranty)	New York Stock Exchange
6.829% Fixed Rate / Floating Rate Enhanced Trust Preferred Securities (Enhanced TruPS®) of Citigroup Capital XVIII (and registrant’s guaranty with respect thereto)	C/67BP	6.829% FXD / FRN Enhanced TruPS of Cap XVIII (and registrant’s guaranty)	New York Stock Exchange
C-Tracks Exchange-Traded Notes Based on the Performance of the Miller/Howard MLP Fundamental Index Due September 28, 2023	MLPC	C-Tracks ETN Miller/Howard MLP Fundamental Index Due Sept 2023	NYSE Arca
C-Tracks Exchange-Traded Notes Miller/Howard Strategic Dividend Reinvestor Due September 16, 2024	DIVC	C-Tracks ETN Miller/Howard Strategic Dividend Reinvestor Due Sept 2024	NYSE Arca

C-Tracks Exchange-Traded Notes on the Miller/Howard MLP Fundamental Index, Series B, Due July 13, 2026 of Citigroup Global Markets Holdings Inc. (“CGMHI”) (and registrant’s guaranty with respect thereto)	MLPE	C-Tracks ETN Miller/Howard Fund, Ser B, Due July 2026 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. JPY Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DJPY	ETN VelocityShares Daily 4X Long USD vs JPY Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. GBP Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DGBP	ETN VelocityShares Daily 4X Long USD vs GBP Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. EUR Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DEUR	ETN VelocityShares Daily 4X Long USD vs EUR Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. CHF Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DCHF	ETN VelocityShares Daily 4X Long USD vs CHF Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long USD vs. AUD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DAUD	ETN VelocityShares Daily 4X Long USD vs AUD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long JPY vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UJPY	ETN VelocityShares Daily 4X Long JPY vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long EUR vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UEUR	ETN VelocityShares Daily 4X Long EUR vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long GBP vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UGBP	ETN VelocityShares Daily 4X Long GBP vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca

Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long CHF vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UCHF	ETN VelocityShares Daily 4X Long CHF vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
Exchange-Traded Notes Based on the Performance of the VelocityShares® Daily 4X Long AUD vs. USD Index due December 15, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	UAUD	ETN VelocityShares Daily 4X Long AUD vs USD Ind due Dec 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
VelocityShares® Long LIBOR ETNs due August 16, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	ULBR	VelocityShares Long LIBOR ETNs due Aug 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
VelocityShares® Short LIBOR ETNs due August 16, 2032 of CGMHI (and registrant’s guaranty with respect thereto)	DLBR	VelocityShares Short LIBOR ETNs due Aug 2032 of CGMHI (and registrant’s guaranty)	NYSE Arca
VelocityShares® 3x Long Crude Oil ETNs linked to the S&P GSCI® Crude Oil Index ER due December 15, 2031 of CGMHI (and registrant’s guaranty with respect thereto)	UWT	VelocityShares 3x Long Crude ETNs due Dec 2031 of CGMHI (and registrant’s guaranty)	NYSE Arca
VelocityShares® 3x Inverse Crude Oil ETNs linked to the S&P GSCI® Crude Oil Index ER due December 15, 2031 of CGMHI (and registrant’s guaranty with respect thereto)	DWT	VelocityShares 3x Inverse Crude due Dec 2031 of CGMHI (and registrant’s guaranty)	NYSE Arca
Medium-Term Senior Notes, Series N, Callable Step-Up Coupon Notes Due March 31, 2036 of CGMHI (and registrant’s guaranty with respect thereto)	C/36A	MTN, Series N, Callable Step-Up Coupon Notes Due Mar 2036 of CGMHI (and registrant’s guaranty)	New York Stock Exchange
Medium-Term Senior Notes, Series G, Callable Fixed Rate Notes Due January 13, 2027	C27C	MTN, Series G, Callable Fixed Rate Notes Due Jan 2027	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Citigroup Inc.

Current Report on Form 8-K

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description

1.01	Terms Agreement, dated March 19, 2020, among Citigroup Inc. (the “Company”) and the underwriters named therein, relating to the offer and sale of the Company’s 5.316% Fixed Rate / Floating Rate Callable Senior Notes due March 26, 2041.

4.01	Form of Note for the Company’s 5.316% Fixed Rate / Floating Rate Callable Senior Notes due March 26, 2041.

5.01	Opinion of Barbara Politi, Esq.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2020	CITIGROUP INC.

	By:	/s/ Barbara Politi
Barbara Politi
Assistant Secretary